SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 4, 1999


                             Rare Medium Group, Inc.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                    ---------------------------------------
                 (State or Other Jurisdiction of Incorporation)



         0-13865                                       23-368845
     -----------------                       ----------------------------
 (Commission File Number)                 (IRS Employer Identification No.)


                  44 West 18th Street, New York, New York 10011
                          ----------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (212) 634-6950
                          ---------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

General

         On June 4, 1999, pursuant to an Amended and Restated Securities Purchase Agreement, dated as of June 4, 1999 (the "Securities Purchase Agreement"), between Rare Medium Group, Inc. (the "Company"), Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC (collectively, the "Preferred Stockholders"), the Company issued and sold, and the Preferred Stockholders purchased, for an aggregate purchase price of $87,000,000, 126,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), 126,000 Series 1-A Warrants (the "Series 1-A Warrants"), 1,916,994 Series 2-A Warrants (the "Series 2-A Warrants"), 744,000 shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock"), 744,000 Series 1-B Warrants (the "Series 1-B Warrants") and 10,345,548 Series 2-B Warrants (the "Series 2-B Warrants").

         The Series A Preferred Stock, Series 1-A Warrants and Series 2-A Warrants (collectively, the "Series A Securities") are presently convertible into, or exercisable for, an aggregate of 5,417,994 shares of Common Stock, representing, as of June 4, 1999 and after giving effect to the issuance of the Series A Securities, approximately 12.5% of the Company's outstanding Common Stock. The Series B Preferred Stock, Series 1-B Warrants and Series 2-B Warrants (collectively, the "Series B Securities") are presently convertible into, or exercisable for, an aggregate of 31,018,119 shares of non-voting common stock of the Company (the "Non-Voting Common Stock"). The Company currently has no Non-Voting Common Stock authorized.

         Pursuant to the terms of the Securities Purchase Agreement, at the Company's 1999 Annual Meeting (the "Annual Meeting") of its stockholders (the "Stockholders"), the holders of Common Stock will be asked to approve the conversion (the "Conversion") of the Series B Preferred Stock, Series 1-B Warrants and Series 2-B Warrants that have been issued to the Preferred Stockholders, including such additional Series A Securities and Series B Securities that have been issued as dividends, into like amounts of Series A Preferred Stock, Series 1-A Warrants and Series 2-A Warrants, respectively, that, at issuance date of June 4, 1999, and assuming conversion (along with the Series A Securities previously issued to the Preferred Stockholders), represented approximately 22.1% of the voting power of the Company's outstanding securities, after giving effect to such conversion, and were convertible into, or exercisable for, approximately 39.5% of the Company's outstanding Common Stock, computed on a fully diluted basis using the treasury stock method after giving effect to such conversion and the subsequent full conversion and exercise of all such Series A Securities into or for Common Stock. Pursuant to the terms of the Securities Purchase Agreement, the Company deposited $74,400,000 of the purchase price into an escrow account to secure the Company's obligation to redeem the Series B Preferred Stock in the event the Stockholders fail to approve the Conversion, as described in this report.

Terms Of The Series A Preferred Stock

         The following summary of the provisions of the Series A Preferred Stock is qualified in its entirety by, and should be read in conjunction with, the Series A Convertible Preferred Stock Certificate of Designation, which is filed as an exhibit to this report.

         The Series A Preferred Stock will rank senior (with respect to dividends and liquidation payments) to any future preferred stock of the Company.

                                      (1)

         Each share of Series A Preferred Stock is convertible into a number of shares of Common Stock of the Company at a conversion price of $7.00, which conversion price is subject to adjustment pursuant to the anti-dilution provisions contained in the Series A Preferred Stock Certificate of Designation.

         The Company will pay a preferred cumulative dividend in the amount of 7.50% per annum on the Series A Preferred Stock for the first three years, in Series A Preferred Stock (each such share to be issued together with one Series 1-A Warrant), and 4.65% per annum thereafter, payable during the next two years in Series A Preferred Stock (each such share to be issued together with one Series 1-A Warrant) or, at the option of the Company or the holders of a majority of the then outstanding shares of Series A Preferred Stock, in cash, and thereafter payable in cash. The Series A Preferred Stock is also entitled to share in any dividends the Company may declare on its Common Stock on an as converted basis.

         The Series A Preferred Stock is subject to mandatory redemption on June 30, 2012, at a redemption price per share equal to the $100 liquidation preference for the Series A Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date.

         The Company may redeem the Series A Preferred Stock at a redemption price per share equal to 103% of the $100 liquidation preference for the Series A Preferred Stock, plus the amount of any accrued and unpaid dividends, at any time after (i) June 30, 2004 or (ii) June 30, 2002 if the closing price of the Common stock is greater than $12 per share for a certain period.

         The holders of a majority of the then outstanding shares of Series A Preferred Stock may require the Company to redeem the Series A Preferred Stock in the event of a "change of control," as defined in the Series A Convertible Preferred Stock Certificate of Designation, at a redemption price per share equal to the $100 liquidation preference for the Series A Preferred Stock, plus the amount of any accrued and unpaid dividends.

         The holders of the Series A Preferred Stock are entitled to certain voting rights on all matters presented to the holders of the Common Stock (0.875 votes for each share of underlying Common Stock into which the Series A Preferred Stock is then convertible, or, 12.5 votes per share of Series A Preferred Stock for an aggregate of 1,575,000 votes as of June 4, 1999, which represented approximately 3.4% of the voting power of the Company's outstanding securities on such date); provided, however, that the total voting power of the Series A Preferred Stock may not exceed the voting power of 2,120,000 shares of Common Stock prior to the obtaining of Stockholder approval of the Conversion, and may not exceed the voting power of 9,750,000 shares of Common Stock in the event such approval is obtained.

         Pursuant to the Series A Convertible Preferred Stock Certificate of Designation, as long as certain holders own at least 100,000 shares of Series A Preferred Stock, such holders have the right to elect a certain percentage of the Board of Directors and certain other rights including consent rights to certain corporate action taken by the Company.

         The holders of shares of Series A Preferred Stock have certain rights to purchase their pro rata portions of any future private placements by the Company of equity or equity-linked securities.


                                      (2)

Terms Of The Series B Preferred Stock

         The following summary of the provisions of the Series B Preferred Stock is qualified in its entirety by, and should be read in conjunction with, the Series B Preferred Stock Certificate of Designation which is filed as an exhibit to this report.

         The Series B Preferred Stock will rank senior (with respect to dividends and liquidation payments) to any future preferred stock of the Company. The Series B Preferred Stock is substantially similar to the Series A Preferred Stock. The principal differences are that the Series B Preferred Stock is convertible into Non-Voting Common Stock rather than Common Stock, is not entitled to vote, and is not redeemable at the option of the Company.

         In the event the Stockholders approve the Conversion prior to October 2, 1999 (the "Outside Date"), each of the shares of Series B Preferred Stock, Series 1-B Warrants and Series 2-B Warrants will automatically convert into one fully-paid and non-assessable share of Series A Preferred Stock, one Series 1-A Warrant and one Series 2-A Warrant, respectively, without any further action on the part of the Company or the holder thereof.

         Each share of Series B Preferred Stock is currently convertible into a number of shares of Non-Voting Common Stock at a conversion price of $7.00, which conversion price is subject to adjustment pursuant to the anti-dilution provisions contained in the Series B Preferred Stock Certificate of Designation.

         In the event the Stockholders do not approve the Conversion and the proposal to be submitted to the Stockholders at the Annual Meeting to authorize a class of Non-Voting Common Stock prior to the Outside Date, and on or after such date any holder of Series B Preferred Stock elects to convert such shares into Non-Voting Common Stock, then the Company would be unable to issue Non-Voting Common Stock at the time of such election and the Company would be required to use its reasonable efforts to deliver to such holder, upon surrender of the Series B Preferred Stock, securities, cash or other property that would provide such holder with the economic equivalent of a conversion of the Series B Preferred Stock into, and an immediate sale of, Non-Voting Common Stock.

         The Company will pay a preferred cumulative dividend in the amount of 7.50% per annum on the Series B Preferred Stock for the first three years, payable in Series B Preferred Stock (each such share to be issued together with one Series 1-B Warrant), and 4.65% per annum thereafter, payable during the next two years in Series B Preferred Stock (each such share to be issued together with one Series 1-B Warrant) or, at the option of the Company or the holders of a majority of the Series B Preferred Stock, in cash, and thereafter payable in cash; provided, that, if the Stockholders do not approve the Conversion prior to the Outside Date, then, commencing on the Outside Date, the per annum dividend rate will increase to 12.50% until the Stockholders approve the Conversion. The Series B Preferred Stock is also entitled to share in any dividends the Company may declare on its Common Stock on an as converted basis (assuming such Series B Preferred Stock had been converted into Series A Preferred Stock prior to such date).

         The Series B Preferred Stock is subject to mandatory redemption on June 30, 2012, at a redemption price per share equal to the $100 liquidation preference for the Series B Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date.

         In the event the Stockholders do not approve the Conversion, the holders of a majority of the then outstanding shares of Series B Preferred Stock will have the right to require the Company to redeem all of the then outstanding shares of Series B Preferred Stock, at a redemption price per share

                                      (3)
equal to 110% of the $100 liquidation preference for the Series B Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date. In the event of such a redemption, the $74,400,000 of the proceeds from the sale of the Series B Securities to the Preferred Stockholders currently being held in escrow will be returned to the Preferred Stockholders in exchange for their shares of Series B Preferred Stock, and the Company will be required to pay to such holders a redemption premium of approximately $7,600,000.

         The holders of a majority of the Series B Preferred Stock also have the right to require the Company to redeem the Series B Preferred Stock in the event of a "change of control" at a redemption price per share equal to the $100 liquidation preference for the Series B Preferred Stock, plus the amount of any accrued and unpaid dividends.

         The holders of shares of Series B Preferred Stock have certain rights to purchase their pro rata portions of any future private placements by the Company of equity or equity-linked securities.

Terms of the Warrants

         A copy of the respective Forms of Series 1-A Warrant, Series 2-A Warrant, Series 1-B Warrant and Series 2-B Warrant (collectively, the "Warrant Documents") governing the Series 1-A Warrants, Series 2-A Warrants, Series 1-B Warrants and Series 2-B Warrants (collectively, the "Warrants"), respectively, are filed as exhibits to this report. The following summary of the provisions of such securities is qualified in its entirety by, and should be read in conjunction with, the Warrant Documents.

         The 126,000 Series 1-A Warrants issued with the Series A Preferred Stock and the 744,000 Series 1-B Warrants issued with the Series B Preferred Stock are currently exercisable for 1,701,000 shares of Common Stock and 10,044,000 shares of Non-Voting Common Stock, respectively, at a variable exercise price ranging from $0.01 to $4.20 per share, based on the then current market price of the Common Stock.

         The 1,916,994 Series 2-A Warrants and the 10,345,548 Series 2-B Warrants are currently exercisable for 1,916,994 shares of Common Stock and 10,345,548 shares of Non-Voting Common Stock, respectively, at an initial exercise price of $7.00 per share subject to adjustments for anti-dilution events. All of the Warrants may be exercised on a cashless exercise basis. In the event the Stockholders do not approve the Conversion prior to the Outside Date, the exercise price of all the Warrants will be reset to $0.01 per share of Common Stock or Non-Voting Common Stock, as the case may be.

         Upon Stockholder approval of the Conversion, each of the Series 1-B Warrants and Series 2-B Warrants will automatically convert into one Series 1-A Warrant and one Series 2-A Warrant, respectively. In the event the Stockholders do not approve the Conversion and the proposal to be submitted to the Stockholders at the Annual Meeting to authorize a class of Non-Voting Common Stock prior to the Outside Date, and on or after the Outside Date any holder of Series 1-B Warrants or Series 2-B Warrants elects to exercise such warrants for Non-Voting Common Stock, then the Company would be unable to issue Non-Voting Common Stock at the time of such election and would be required to use its reasonable efforts to deliver to such holder, upon surrender of such Warrants, securities, cash or other property that would provide such holder with the economic equivalent of an exercise of the Series 1-B Warrants or Series 2-B Warrants for, and an immediate sale of, Non-Voting Common Stock.

                                      (4)

         The Warrants are entitled to share in any dividends the Company may declare on its Common Stock on an as exercised basis (assuming such Series 1-B Warrants and Series 2-B Warrants had been converted into Series 1-A Warrants and Series 2-A Warrants, respectively, prior to such date).

         The Warrants do not carry voting rights.

Use Of Proceeds

         The Company will use the proceeds from the sale of the Series A Securities and Series B Securities (including any such proceeds when and if they are released to the Company from escrow) to provide investment and acquisition capital, to repay indebtedness and for general corporate purposes.

Item 7.   Exhibits


         Exhibit No.       Description
         -----------       -----------
            4.1        Certificate of Designation, Series A Convertible Preferred Stock

            4.2        Certificate of Designation, Series B Preferred Stock

            4.3        Form of Series 1-A Warrant

            4.4        Form of Series 1-B Warrant

            4.5        Form of Series 2-A Warrant

            4.6        Form of Series 2-B Warrant

            10.1 Amended and Restated Securities Purchase Agreement, dated as of June 4, 1999, among Rare Medium Group,
                       Inc., Apollo Investment Fund IV, L.P., Apollo
                       Overseas Partners IV, L.P. and AIF IV/RRRR LLC.

            10.2       Pledge, Escrow and Disbursement Agreement, dated as of June 4, 1999, among Rare Medium
                       Group, Inc., Apollo Investment Fund IV, L.P. and The Chase Manhattan Bank.

                                      (5)

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   RARE MEDIUM GROUP, INC.
                                   Registrant

                                   By: /s/ Glenn S. Meyers
                                       ------------------------------------
                                   Glenn S. Meyers, Chairman of the Board and
                                   President


Date: June 21, 1999